SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Expenses, Net) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 288	$ 411	$ 689
Other	169		156
Total financial income	457	411	845
Expenses:
Interest with respect to short-term bank credit and other	240	138	177
Interest with respect to long-term loans	1,553	1,854	2,153
Exchange rate differences	2,501	3,269	1,067
Other		1,389	880
Total financial expenses	4,294	6,650	4,277
Total financial income (expenses), net	$ (3,837)	$ (6,239)	$ (3,432)